K I R R , M A R B A C H  P A R T N E R S
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                                V A L U E  F U N D

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                     K I R R , M A R B A C H  P A R T N E R S
                                V A L U E  F U N D



                                    [IMAGE]




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                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2003



                     K I R R , M A R B A C H  P A R T N E R S
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                                V A L U E  F U N D


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Turn Off the TV, Put the Duct Tape in the Drawer

"Whatever men attempt, they seem driven to try to overdo. When hopes are soaring I always repeat to myself, `Two and two still make four and no one has ever invented a way of getting something for nothing.' When the outlook is steeped in pessimism I remind myself, `Two and two make four and you can't keep mankind down for long.'"

--Bernard Baruch, early 1900s investor and financier

--------------------------------------------------------------------------------

April 10, 2003      Dear Fellow Shareholder:

                    As the U.S.  prepared for and ultimately  entered the war in the first quarter of 2003, the equity market and economy continued to suffer from the uncertainty created by the inherent unpredictability of war. This uncertainty kept both investors out of the stock market and Corporate America out of the market for new employees/capital expansion. The impact on the stock market and economy was not surprising. With buyers moving to the sidelines, stock prices moved lower. With company managements not hiring or investing to grow their businesses, economic growth stalled.

                    We don't  view this "fog of war" as a  permanent  condition.
               With embedded reporters and instantaneous electronic and visual updates from the front lines, it's profoundly difficult to not get swept-up in the gut-wrenching emotions and the ebbs and flows of the war. While others have been paralyzed into inaction "until the Iraq situation is resolved," our charge is to best position our fund today for success over the long-term. Though we are as cautious and keenly interested as anyone, we are avoiding being mesmerized by the constant information overload. We are attempting to use the market's extreme volatility to find attractively priced stocks of companies we believe will perform well in today's uncertain environment and even better after the fog has lifted. We have kept dry powder on hand to take advantage of some outstanding opportunities. We said in our most recent quarterly letter we expected stock-picking ability and "being there" (i.e. actually invested in the attractive stocks we have identified) to be key going forward. Though it subsequently gave back some of the gain, the 998-point rise in the Dow Jones Industrial Average from the March 11, 2003 close to the March 21, 2003 close (eight trading days) illustrates the potential power of future rallies.

                    THE STOCK MARKET AND THE ECONOMY

                    After  starting 2003 with a flourish,  the U.S. stock market began a grinding descent that, by March 11, had many of the major market indices rapidly approaching their lows of last October. As soon as it became clear the impending war was about to become reality, investors aggressively bid prices higher. However, as it became apparent the Iraqi leadership and military weren't going to give up the ghost without a fight, stocks again sold off, leading to low single-digit losses for most U.S. indices for the first quarter.

           Periods ending      Value Fund        S&P 500        Russell Midcap
           March 31, 2003     Total Return        Index              Index
        -------------------  -------------     ------------    -----------------

              3-months           -3.68%          -3.15%             -2.37%
              One-year           -22.58%         -24.76%            -21.50%
             Two-years           -5.47%          -13.13%            -7.10%
            Three-years          +1.45%          -16.09%            -8.77%
          Since Inception        +1.95%          -7.09%             -0.27%
        (December 31, 1998)


          1) Past performance does not reflect how Value Fund may perform in the future. The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

          2) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

          3) The Russell Midcap index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

          4) One-year, two-year, three-year and Since Inception returns are Average Annualized Returns.

                    As we noted in the  introduction,  this is the  first  truly
               "real-time" war. The instantaneous access to information about the war is certainly a wonder, but it's been a two-edged sword as investors grapple with how to process and react to all this information. During the first weeks of the war, investors appeared to be marking the market according to their assessment of the reports from the most recent battle. Investors were disappointed victory did not occur in the first two weeks. In the interest of symmetry, we'd add a few more items to the list of things that haven't happened during the first weeks. The Iraqis have not used chemical, biological or weapons of mass destruction against coalition forces. While one death would have been too many, there have not been a huge number of coalition casualties. The Iraqi oil fields weren't destroyed or massively damaged by fleeing troops. Saddam Hussein has not been successful in his effort to transform the war from U.S. vs. Iraq into a pan-Arab and eventually pan-Islamic war. In other words, his calls to jihad have supposedly been embraced by a few thousand, perhaps, but certainly not the masses. Iraq has not fired missiles at Israel. There has been no mass exodus of civilian refugees. Finally, there has not been a major terrorist attack in the U.S. or the rest of the world. The fortunes of war can undoubtedly change in the blink of an eye. Although the coalition forces encountered some setbacks and didn't achieve victory in a matter of days, there were numerous darker possible scenarios that didn't occur, either.

                    The  short-term   outlook  for  the  market  is  unknowable,
               particularly during time of war. Since the "ground level" view of the market is so obscured, we thought it might be useful to take a look from "30,000 feet." Warren Buffet quoted Ben Graham as saying, "Though the stock market functions as a voting machine in the short run, it acts as a weighing machine in the long run." This means fear and greed may drive the market to extremes in the short-run (witness the rapid inflation and subsequent bursting of the recent bubble), but fundamentals determine stock prices over the long-term. The stock market also functions as a discounting mechanism. The news on the economic and geopolitical fronts has admittedly been bad, but as of March 31, 2003, the S&P 500 Index was about 45% lower than it was at its March 24, 2000 high. There is a lot of bad news priced into the market. For the market to go up, the news going forward doesn't have to be great, it just has to be not as bad as what the market has already discounted.

                    The study of  behavioral  finance has  generated  increasing interest as academics and investors alike attempt to understand and explain the events leading to bubbles and their aftermath. Briefly, markets go to extremes when everyone is thinking the same way because there is some irresistible, extremely compelling theme, either positive or negative, in the market. With a positive theme (i.e. the "new era" of technology/the Internet), the market soars, valuations go to the moon and investors feel flush, optimistic, bullish and entitled to their just rewards for possessing "superior knowledge." Conversely, with a negative theme (i.e. economic weakness/deflation), the market plummets, valuations go from cheap to cheaper and investors feel poor, pessimistic, bearish and unjustly punished for their losses. The Leuthold Group (Leuthold) estimated investors withdrew a net $18 billion from equity mutual funds between January-March, usually a seasonally strong period for inflows (estimated at $51 billion for the same period in 2002). Further, there have been nine months out of the last ten with net outflows, totaling about $107 billion. Throughout history, markets have gone to extremes as investors have gotten it wrong by being either overly optimistic or pessimistic. The trick is to be able to identify when those mistakes are being made and to have the conviction to do the opposite. Though it was most difficult, this is exactly what we did as the bubble was expanding in the late 90s. It's been painful as the bubble has subsequently deflated, but this is exactly what we're trying to do now.

                    We profess no special  insight as to what the market will do over the next three to six months and caution you about listening to those who do. We believe the market has seen its lows for this cycle and stock prices will be higher at the end of the year than they were at the beginning. The course of the war is unpredictable and the market will undoubtedly be challenged if the tide should turn negatively. However, we don't doubt that the coalition forces will achieve a decisive victory within a matter of months, if not sooner. If we are correct we've seen the worst of the bear market, the attached graph shows the promise of the history of past recoveries from bear market declines.

                    On a final  note,  "independent"  research  has become a hot topic on Wall Street, as the common practice of analysts shilling for their firm's investment banking clients has taken center stage. The Street's response to the outcry and decreasing profitability has been to slash the number of analysts and companies they research. For example, The Wall Street Journal reported in the March 26, 2003 issue that 44% of the 3,611 companies whose stocks trade on NASDAQ have no analyst coverage at all, with an additional 14% are covered by only one analyst. Kirr, Marbach & Company, LLC (KM) has always relied primarily on internally generated research to uncover attractive investment ideas. Unlike many of our competitors, who relied on the Street to do a great proportion of the heavy lifting of research for them, this change in Street focus will be a net benefit to us and our fellow shareholders.

        Percent Change in Top Ten Holdings from Book Cost (as of 3/31/03)
        -----------------------------------------------------------------

       1.   EMCOR Group, Inc.     +188.2%  6. The Gap, Inc.               +2.3%

       2.   Citizens Communication +20.2%  7. Mattel, Inc.               +63.9%
            Company

       3.   Liberty Media           -6.1%  8. Bausch & Lomb Incorporated  -6.9%
            Corporation-Class A

       4.   USA Interactive         +3.2%  9. ALLTEL Corporation          -6.2%

       5.   Cendant Corp.           -3.7%  10. Aon Corporation            +6.4%

                    PORTFOLIO COMMENTS

                    Despite  the  volatility  in the  market  during  the  March quarter, several of our stocks achieved significant gains. Amdocs Limited (DOX), which we highlighted in our December letter, won several large contracts and rose 35% during the quarter. DOX continues to have a solid balance sheet (over $2.00/share in cash) and generates excellent free cash flow. Airborne, Inc.
               (ABF) gained 32% in the quarter as it received a takeover offer from Deutsche Post AG, owner of the DHL package-shipping service. Given the offer represents full value and meets our previously set price targets, we have begun liquidating our position. Cendant Corporation (CD) rose 21% in the quarter. CD controls a wide assortment of businesses, ranging from real estate brokers (Century 21, Coldwell Banker and ERA), lodging franchise systems (Ramada, Howard Johnson and Super 8), travel-related services
               (Avis) and financial services (Jackson Hewitt). CD has begun to focus on improving operations and paying down debt, a big change from its history of growth via acquisitions. In this difficult environment, investors are rewarding stronger operators. Mattel, Inc. (MAT) rose 17% as the turnaround started by Bob Eckert, Mattel's new CEO since May 2000, continues to be successful. MAT is the world's dominant toy company and continues to produce solid, consistent numbers in a difficult environment.

                    Several  names were hurt by the pause in the economy and the uncertainty created by the war. Media-related names such as Sinclair Broadcast Group, Inc. (-32%) and Emmis Communications Corporation (-19%) reflected the slowdown in advertising as war became imminent. Additionally, retailers were hurt by weak consumer spending and declining confidence. Dollar Tree Stores, Inc. declined 19%, Dillard's, Inc. was down 19% and Toys "R" Us, Inc. was down 16% in the quarter.


                    McDonald's Corporation (MCD)

                    MCD is  representative of many former "growth stocks" which, for various reasons, have stumbled and seen their valuations and market capitalizations decline. The issues facing MCD include poor perception of food quality, price wars and store saturation. However, MCD is still a dominant company with over $15 billion in sales, high margins and strong free cash flow. New management, led by veteran Jack Cantalupo, has unveiled a plan designed to shore-up operations at the restaurant level. While we don't expect to see the rapid growth MCD produced in the early years, we think cost cutting, more efficient capital spending, menu reformatting and other changes could go a long way to restoring MCD's health. In addition, the stock currently trades at the lowest valuation we have seen in well over a decade. Finally, Bob Eckert, the architect of Mattel's turnaround, was recently named to MCD's board of directors.

                    MBIA Inc. (MBI)

                    MBI is a  global  company  focused  on  providing  financial guarantee insurance, investment management and financial services. MBI issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utility bonds, and other securities, both in the new issue and secondary market. MBI's stock has declined due to investors' fears regarding a prolonged weak economy and the increased likelihood of a "double dip" recession negatively impacting the credit markets. We believe the credit cycle has stabilized and is showing signs of improvement. MBIA is a leader in the financial guarantee industry with a triple-A credit rating including an estimated $900 million of excess capital above the triple-A capital threshold and an impeccable underwriting record. Due to the economic slowdown, MBIA is able to negotiate new business deals with pricing and credit terms that have never been better. MBIA's insured portfolio continues to show strong credit rating improvement over the last 5 years. The company underwrites to a zero loss target and management believes the current economic environment would need to get markedly worse (unemployment at 10% or a 1930's depression) before MBIA would start seeing major losses. In more than 20 years of operation, the company has insured $1.5 trillion of credits, and has incurred losses of $401 million, of which $156 million have been paid. We own MBI because it is outstandingly managed, has a conservative balance sheet and is selling at a significant discount to its adjusted book value of $51.77, which is expected to grow 10-12%/year.

                    AVX Corp. (AVX)

                    AVX is a leading  worldwide  manufacturer  and supplier of a broad line of passive electronic components. Virtually all types of electronic devices use passive component products to store, filter or regulate electric energy. Due to the commodity nature of passive components, they have experienced annualized price declines in the low-to-mid single digits, offsetting some of the unit growth. The passive industry overbuilt capacity during the technology boom, causing unusually high annual price declines over the last few years. The industry is experiencing improving volumes, low CAPEX in new capacity and expects supply and demand to come back into balance in 2003. AVX's revenues have stabilized and we expect pricing improvement later this year. AVX has a stellar balance sheet with over $4/share in net cash and investments and is free cash flow (FCF) positive, which combined should limit the stock's downside. AVX's business model has a reasonable amount of operating leverage (peak EPS = $3.22/share) with earnings tied to improving capacity utilization. We own AVX because management is solid, it operates in a growth industry, has a pristine balance sheet and trades at less than 4X peak FCF and 3X peak EPS.

                    SUMMARY

                    KM will  celebrate its 28th  birthday on May 1, 2003.  We've learned a lot in these past 28 years. First and foremost, without the loyalty and confidence of our clients and fellow shareholders, we would not have a business. We thank you very much! Second, there are many brilliant people in this business (some undoubtedly much smarter than us), but there are no shortcuts to long-term success and no free lunches. Success is about doing your own homework, thinking independently and keeping your head while others are losing theirs. It always will be.


                    KM INVESTMENT TEAM UPDATE

                    KM's  investment  culture has always been  oriented  towards intensive, internally-generated fundamental research. We've recently made two important changes to our team. Richard H. Hummel, CFA was promoted to Director of Research, effective January 1, 2003. Rich joined KM in 1997 after receiving his MBA in Finance and Accounting from the Owen Graduate School of Management at Vanderbilt University. Rich has done an outstanding job since the day he walked in our door and is responsible for researching stocks and coordinating KM's research efforts. Craig
               S. Thrasher recently joined KM as a Research Analyst (Equities). Craig received his MBA in Finance and Economics from the University of Chicago Graduate School of Business last year. Congratulations to Rich and welcome to Craig!


               Regards,



               /s/Mark D. Foster         /s/ Mickey Kim
               Mark D. Foster, CFA       Mickey Kim, CFA
               President                 Vice President, Treasurer and Secretary

               EMCOR Group, Inc. accounted for 4.1% of Value Fund's assets as of March 31, 2003, Citizens Communications Company 4.0%, Liberty Media Corporation Class A 3.6%, USA Interactive 3.2%, Cendant Corp. 3.1%, The Gap, Inc. 2.8%, Mattel, Inc. 2.6%, Bausch & Lomb Incorporated 2.5%, ALLTEL Corporation 2.5%, Aon Corporation 2.5%, Amdocs Limited 2.2%, Airborne, Inc. 1.5%, Sinclair Broadcast Group, Inc. 1.3%, Emmis Communications Corporation 1.9%, Dollar Tree Stores, Inc. 0.8%, Dillard's, Inc. 1.3%, Toys "R" us, Inc. 0.9%, McDonald's Corporation 1.6%, MBIA Inc. 1.0% and AVX Corp. 1.4%.

               For a Prospectus and account application, please call Craig Kessler at Value Fund at 812-376-9444 or 800-808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN 47202-1729. Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about Value Fund, including charges and expenses. The performance data quoted represents past performance and assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not reflect how Value Fund may perform in the future. The investment return and principal value of your investment will fluctuate. When redeemed, your share may be worth more or less than their original cost. Rafferty Capital Markets, LLC is the Distributor for Value Fund.


Statement of Assets and Liabilities                 Statement of Operations
March 31, 2003                                      For the Six Months Ended March 31, 2003 (Unaudited)
(Unaudited)


ASSETS:                                             INVESTMENT INCOME:
     Investments, at current value                      Dividend income
         (cost $27,660,392)           $27,521,834           (net of withholding of $654)    $ 178,217
     Receivable for Fund shares sold       43,471       Interest income                         5,473
     Dividends receivable                  15,837                                          -----------
     Cash                                  10,950       Total Investment Income               183,690
     Interest receivable                      891                                          -----------
     Other assets                          18,035
                                      ------------
     Total Assets                      27,611,018   EXPENSES:
                                      ------------      Investment Adviser fee                137,316
LIABILITIES:                                            Shareholder servicing and
     Accrued expenses                      50,521           accounting costs                   29,644
     Payable to Adviser                    18,189       Professional fees                      21,613
                                      ------------      Administration fees                    17,836
     Total Liabilities                     68,710       Distribution fees                      10,647
                                      ------------      Federal and state registration          9,218
                                                        Custody fees                            4,186
NET ASSETS                            $27,542,308       Directors fees                          3,185
                                      ============      Reports to shareholders                    91
                                                        Other                                   2,186
NET ASSETS CONSIST OF:                                                                     -----------
     Capital stock                    $30,037,297       Total expenses before
     Accumulated net investment                             reimbursement                     235,922
         loss                            (28,909)       Less:  Reimbursement from
     Accumulated net realized loss                          Investment Adviser               (29,949)
         on investments               (2,327,522)                                          -----------
     Net unrealized depreciation                        Net Expenses                          205,973
         on investments                 (138,558)                                          -----------
                                      ------------  NET INVESTMENT (LOSS)                    (22,283)
     Total Net Assets                 $27,542,308                                          -----------
                                      ============  REALIZED AND UNREALIZED
                                                        GAIN/(LOSS) ON INVESTMENTS:
Shares outstanding (500,000,000                         Net realized (loss) on investments  (917,337)
     shares of $0.01 par value                          Change in unrealized appreciation/
     authorized)                        2,695,314           (depreciation) on investments   1,632,487
                                                        Net realized and unrealized gain
                                                                                           -----------
Net asset value, redemption price                           on investments                    715,150
     and offering price per share       $   10.22                                          -----------
                                      ============  NET INCREASE IN NET ASSETS
                                                        RESULTING FROM
                                                        OPERATIONS                          $ 692,867
                                                                                           ===========

                     See Notes to the Financial Statements.



Statement of Changes in Net Assets


                                                           Six Months Ended
                                                            March 31, 2003       Year Ended
                                                             (Unaudited)     September 30, 2002
                                                           ----------------  ------------------
OPERATIONS:
     Net investment (loss)                                       $ (22,283)         $ (45,148)
     Net realized (loss) on investments                           (917,337)        (1,410,187)
     Change in unrealized appreciation/(depreciation)
         on investments                                           1,632,487        (1,129,754)
                                                            ----------------   ----------------
     Net increase/(decrease) in net assets resulting
         from operations                                            692,867        (2,585,089)
                                                            ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                   12,819,020         17,059,144
     Shares issued to holders in reinvestment of dividends                -          1,623,764
     Cost of shares redeemed                                   (11,632,852)       (14,514,734)
                                                            ----------------   ----------------
     Net increase in net assets from capital
         share transactions                                       1,186,168          4,168,174
                                                            ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                           -           (23,927)
     From net realized gains                                              -        (1,656,168)
                                                            ----------------   ----------------
     Total dividends and distributions                                    -        (1,680,095)
                                                            ----------------   ----------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS                           1,879,035           (97,010)
                                                            ----------------   ----------------

NET ASSETS:
     Beginning of period                                         25,663,273         25,760,283
                                                            ----------------   ----------------
     End of period (including accumulated net investment
         loss of $(28,909) and $(6,626), respectively)         $ 27,542,308       $ 25,663,273
                                                            ================   ================


CHANGES IN SHARES OUTSTANDING:
     Shares sold                                                  1,224,452          1,479,318
     Shares issued to holders in reinvestment of dividends                -            124,905
     Shares redeemed                                            (1,112,200)        (1,289,224)
                                                            ----------------   ----------------
         Net increase                                               112,252            314,999
                                                            ================   ================


                     See Notes to the Financial Statements.



Financial Highlights

For a Fund share outstanding throughout the period.

                                                                                                          December 31,
                                           Six Months                                                        1998(1)
                                             Ended          Year Ended      Year Ended      Year Ended      through
                                         March 31, 2003     September 30,  September 30,   September 30,  September 30,
                                          (Unaudited)           2002            2001            2000         1999
                                         -----------------------------------------------------------------------------
PER SHARE DATA:

Net asset value, beginning of period        $   9.94        $  11.36       $  11.51         $   9.91       $  10.00
                                         ------------    ------------    ------------    ------------    ------------

Income from investment operations:
  Net investment income/(loss)                 (0.01)         (0.00)(2)        0.02             0.00(3)        0.04
  Net realized and unrealized gain/(loss)
      on investments                            0.29          (0.69)          (0.17)            1.65          (0.13)
                                         ------------    ------------    ------------    ------------    ------------
  Total from investment operations              0.28          (0.69)          (0.15)            1.65          (0.09)
                                         ------------    ------------    ------------    ------------    ------------

Less distributions:
  Dividends from net investment
      income                                       -          (0.01)               -          (0.04)               -
  Realized capital gains                           -          (0.72)               -               -               -
  Tax return of capital                            -               -               -          (0.01)               -
                                         ------------    ------------    ------------    ------------    ------------
  Total distributions                              -          (0.73)               -          (0.05)               -
                                         ------------    ------------    ------------    ------------    ------------

  Net asset value, end of period            $  10.22        $   9.94        $  11.36       $   11.51        $   9.91
                                         ============    ============    ============    ============    ============

TOTAL RETURN                                    2.82%(4)       -7.58%          -1.30%          16.77%          -0.90% (4)

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period           $27,542,308     $25,663,273     $25,760,283     $20,182,911     $18,172,971

     Ratio of expenses to average
        net assets:
         Before expense reimbursement          1.72%(5)        1.64%           1.86%           1.97%           3.01% (5)
         After expense reimbursement           1.50%(5)        1.50%           1.50%           1.50%           1.50% (5)

     Ratio of net investment income/
      (loss) to average net assets:
         Before expense reimbursement        (0.38)%(5)       (0.29)%         (0.18)%         (0.41)%         (0.76)% (5)
         After expense reimbursement         (0.16)%(5)       (0.15)%           0.12%           0.06%           0.75% (5)

     Portfolio turnover rate                 15.33%           68.27%          80.05%          96.48%          77.79%


 (1) Commencement of operations.
 (2) Actual rate was (0.003).
 (3) Actual rate was 0.004.
 (4) Not annualized.
 (5) Annualized.


                     See Notes to the Financial Statements.


Schedule of Investments
March 31, 2003 (Unaudited)

 Number                                                    Number
of Shares                                      Value      of Shares                                        Value
----------                                 -----------    ---------------                              ------------
          COMMON STOCKS - 92.5%
          Business Services - 4.8%                                   Food & Beverage - 3.9%
 14,700   Automatic Data                                    30,400   Lone Star Steakhouse &
            Processing, Inc.                 $452,613                  Saloon, Inc.                    $644,176
 67,700   Cendant Corporation*                859,790       29,500   McDonald's Corporation             426,570
                                           -----------                                                ---------
                                            1,312,403                                                 1,070,746
                                           -----------                                                ----------

          Communications & Media - 6.4%                              Healthcare - 1.4%
 31,400   Emmis Communications                              23,200   Tenet Healthcare
            Corporation - Class A*            530,032                  Corporation*                     387,440
 44,300   Sinclair Broadcast Group,                                                                   ----------
            Inc. - A*                         348,198
 33,100   USA Interactive*                    886,749                Insurance - 5.6%
                                           -----------       1,870   Alleghany Corporation*             306,157
                                            1,764,979       32,700   Aon Corporation                    676,236
                                           -----------      10,950   PartnerRe Holdings, Ltd. - f *     566,662
                                                                                                      ----------
          Computers & Software - 3.8%                                                                 1,549,055
 31,400   Network Associates, Inc.*           433,634                                                 ----------
 13,900   Affiliated Computer
            Services, Inc.*                   615,214                Manufacturing / Production - 7.5%
                                           -----------      13,900   Cummins Engine Company,
                                            1,048,848                  Inc.                             341,940
                                           -----------      23,100   EMCOR Group, Inc.*               1,114,575
                                                             6,400   Tecumseh Products
          Consumer Products - 2.5%                                     Company                          262,272
 11,400   Black & Decker                                    20,000   Washington Group
            Corporation                       397,404                  International, Inc.*             350,800
 10,200   Newell Rubbermaid Inc.              289,170                                                 ----------
                                           -----------                                                2,069,587
                                              686,574                                                 ----------
                                           -----------
                                                                     Medical - 6.0%
          Electronic Components - 1.4%                      21,300   Bausch & Lomb
 44,000   AVX Corporation                     396,000                  Incorporated                     700,557
                                           -----------      13,600   CIMA Labs Inc.*                    295,120
                                                            18,300   Guidant Corporation                662,460
          Energy / Natural Resources - 1.2%                                                           ----------
 13,900   Marathon Oil Corporation            333,183                                                 1,658,137
                                           -----------                                                ----------

          Financial Services - 9.2%                                  Retail - 8.0%
 31,900   BearingPoint, Inc.*                 203,203       36,600   Blockbuster, Inc.                  625,860
 31,500   CIT Group Inc.                      531,090       27,800   Dillard's, Inc. Class-A            359,176
 23,900   Commercial Federal                                10,500   Dollar Tree Stores, Inc.*          208,950
            Corporation                       519,108       48,500   OfficeMax, Inc.*                   249,775
 31,300   Janus Capital Group, Inc.           356,507       52,400   The Gap, Inc.                      759,276
  7,000   MBIA Inc.                           270,480                                                 ----------
 47,100   Sovereign Bancorp, Inc.             652,335                                                 2,203,037
                                           -----------                                                ----------
                                            2,532,723
                                           -----------

                     See Notes to the Financial Statements.


 Schedule of Investments (Continued)
 March 31, 2003 (Unaudited)


   Number                                                 Number
 of Shares                                  Value       of Shares                                      Value
--------------                           -----------    -------------                               -------------
                                                                     Utilities - 2.1%
            Technology - 0.6%                               27,300   ALLETE, Inc.                      $ 566,748
   29,400   Adaptec Inc.*                  $177,282                                                 -------------
                                         -----------
                                                                     Total common stocks
            Telecommunications - 13.4%                                 (cost $25,616,084)             25,477,526
   15,450   ALLTEL Corporation              691,542                                                 -------------
   45,700   Amdocs Limited - f *            606,896
  110,800   Citizens Communications
              Company*                    1,105,784     Principal
  102,300   Liberty Media                                Amount
              Corporation*                  995,379    ----------
    7,200   Telephone and Data                                       SHORT TERM INVESTMENTS - 7.4%
              Systems, Inc.                 294,552
                                         -----------                 Variable Rate Demand Notes**
                                          3,694,153       $688,377   American Family, 0.9512%           $688,377
                                         -----------       258,000   FHLB Discount Note,
            Toys - 3.5%                                                1.0100%                           258,000
   31,500   Mattel, Inc.                    708,750      1,097,931   Wisconsin Corporate Central
   29,400   Toys "R" Us, Inc.*              246,078                    Credit Union, 0.9788%           1,097,931
                                         -----------                                                -------------
                                            954,828
                                         -----------                 Total short-term investments
                                                                       (cost $2,044,308)               2,044,308
            Transportation - 4.9%                                                                   -------------
   21,200   Airborne, Inc.                  415,732
   16,800   Canadian Pacific Railway                                 Total investments - 99.9%
              Limited - f                   354,312                    (cost $27,660,392)             27,521,834
   22,900   CP Ships Limited - ADR          292,662
   13,800   Ryder System, Inc.              283,038                  Other assets in excess of
                                         -----------                   Liabilities - 0.1%                 20,474
                                          1,345,744                                                 -------------
                                         -----------
                                                                     TOTAL NET ASSETS -100.0%        $27,542,308
           Travel & Recreation - 6.3%                                                              =============
   24,700  Carnival Corporation            595,517
   55,000  Hilton Hotels Corporation       638,550
   69,100  Park Place Entertainment                                        * -- Non-income producing security.
              Corporation*                  491,992                        ** -- Variable rate security.  The rates
                                         -----------                             listed are as of March 31, 2003.
                                          1,726,059                       ADR -- American Depository Receipt.
                                         -----------                        f -- Foreign security.


                     See Notes to the Financial Statements.






Notes to the Financial Statements
March 31, 2003 (Unaudited)

1. ORGANIZATION AND The Kirr Marbach Partners Fund, Inc. (the "Corporation") was
SIGNIFICANT         organized as a Maryland  corporation  on September  23, 1998
ACCOUNTING          and is registered under the Investment  Company Act of 1940,
POLICIES            as amended  (the "1940  Act"),  as an  open-end  diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the
                    "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

                    The  following  is  a  summary  of  significant   accounting
                    policies consistently followed by the Fund.

                    a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                    b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                    c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

                    d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                    e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

Notes to the Financial Statements (Continued)
March 31, 2003 (Unaudited)

                    g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT       The aggregate  purchases and sales of securities,  excluding
TRANSACTIONS        short-term investments, by the Fund for the six months ended
                    March 31, 2003, were as follows:

                                                   Purchases            Sales
                    U.S. Government...............$      -          $         -

                    Other.........................$ 4,056,952       $ 5,306,265

                    At  March  31,  2003,  gross  unrealized   appreciation  and
                    depreciation   of  investments  for  tax  purposes  were  as
                    follows:

                    Appreciation                       $ 2,579,586
                    (Depreciation)                      (2,718,144)
                                                       ------------
                    Net (depreciation) on investments  $  (138,558)
                                                       ============

                    At March 31, 2003, the cost of investments for federal income tax purposes was $27,660,392.

3.AGREEMENTS        The Fund has entered into an Investment  Advisory  Agreement
                    with  Kirr,   Marbach  &  Company,   LLC  (the   "Investment
                    Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                    Until February 28, 2004, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. Accordingly, for the six months ended March 31, 2003, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $29,949. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2004. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

                    Rafferty Capital Markets, LLC, (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the
                    Distributor  to  pay  its  distribution  fee  and  costs  of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.

Notes to the Financial Statements (Continued)
March 31, 2003 (Unaudited)

                    During the six months ended March 31, 2003, the Fund incurred expenses of $10,647 pursuant to the 12b-1 Plan.

                    U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.



                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                                D i r e c t o r s
                                 Mark D. Foster
                                   Mickey Kim
                                Jeffrey N. Brown
                                 Mark E. Chesnut
                               John F. Dorenbusch

                        P r i n c i p a l  O f f i c e r s
                            Mark D. Foster, President
               Mickey Kim, Vice President, Treasurer and Secretary

                        I n v e s t m e n t  A d v i s e r
                          Kirr, Marbach & Company, LLC
                              621 Washington Street
                             Columbus, Indiana 47201

                              D i s t r i b u t o r
                          Rafferty Capital Markets, LLC
                           59 Hilton Avenue, Suite 101
                           Garden City, New York 11530

                                C u s t o d i a n
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                           A d m i n i s t r a t o r ,
                        T r a n s f e r  A g e n t  a n d
                 D i v i d e n d - D i s b u r s i n g  A g e n t
                         U.S. Bancorp Fund Services, LLC
                                   Third Floor
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                   I n d e p e n d e n t  A c c o u n t a n t s
                                    KPMG LLP
                               303 E. Wacker Drive
                             Chicago, Illinois 60601

                             L e g a l  C o u n s e l
                                Kirkland & Ellis
                               200 E. Randolph Dr.
                             Chicago, Illinois 60601



         This report should be accompanied or preceded by a prospectus.


                             When Bear Markets End
                             ---------------------
                     The Standard & Poor's 500 Stock Index

[CHART]
Bear Market Duration

Shortest:       3.3 Months
Average:        1.5 Years
Last Bear:      2.5 Years
Longest:        3.0 Years

[CHART]
Bear Market Decline

Least:          -21.6%
Average:        -32.8%
Last Bear:      -49.2%
Most:           -49.2%

[CHART]
Recovery

                Best            Average         Worst

1st Week       12.3%              7.5%           3.8%
1st Month      18.6%             11.7%           4.9%
3 Months       36.2%             16.4%           5.7%
6 Months       44.1%             24.0%           9.8%
1st Year       58.3%             37.5%          21.4%


Note: Data includes post-WWII Bear Markets as defined by the Standard & Poor's